Exhibit 10.3

Execution Version

FOURTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND

AMENDMENT TO DEBENTURES

This FOURTH Amendment to Securities Purchase Agreement AND Amendment to Debentures (this “Amendment”) is dated as of October 18, 2019, and is by and among DISCOVERY ENERGY CORP., a Nevada corporation (the “Company”), DEC FUNDING LLC, a Texas limited liability company (“Original Purchaser”), TEXICAN ENERGY CORPORATION, a Texas corporation (“New Purchaser”) and, for purposes of Section 4, DISCOVERY ENERGY SA PTY LTD, a company formed under the laws of Australia (“Australian Subsidiary”). The Company, Original Purchaser, New Purchaser and, for purposes of Section 4, the Australian Subsidiary are hereinafter sometimes collectively referred to as the “Parties” and each individually as a “Party”.

WHEREAS, the Company, Original Purchaser and New Purchaser are party to (i) that certain Securities Purchase Agreement dated May 27, 2016, as amended by the First Amendment to Securities Purchase Agreement dated August 16, 2016, the Second Amendment to Securities Purchase Agreement dated February 10, 2017 and the Third Amendment to Securities Purchase Agreement, Amendment to Debentures and Reaffirmation of Security Documents dated September 19, 2017 (the “SPA”) and (ii) certain Debentures issued by the Company pursuant to the SPA;

WHEREAS, in connection with the SPA, Australian Subsidiary entered into the Australian Security Agreement and the Subsidiary Guarantees;

WHEREAS, Australian Subsidiary desires to enter into the Farmout Transaction (defined below); and

WHEREAS, subject to the satisfaction of the conditions precedent set forth herein, the Parties desire to amend the SPA and the Debentures and provide certain waivers and consents under the Australian Security Agreement and the Subsidiary Guarantees, as set forth herein to facilitate the Farmout Transaction.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Original Purchaser and New Purchaser agree as follows:

1. Definitions. Capitalized terms used in this Amendment but not otherwise defined herein have the meanings given such terms in the SPA. The SPA, as amended by this Amendment, is hereinafter referred to as the “Agreement”.

2. Amendments to SPA. Subject to the satisfaction of the conditions precedent set forth in Section 6, each of the Company, Original Purchaser and New Purchaser agree to amend the SPA as follows:

(a) The following definitions are hereby inserted in Section 1.1 of the SPA in appropriate alphabetical order:

“Farmout Agreement” means that certain Farmout Agreement dated October 18, 2019 by and between Australian Subsidiary and WESI, as amended, restated or modified from time to time as permitted hereby.

“Farmout Deeds” means, collectively, the “Assignment of Beneficial Interest” and the “Assignment of License”, as defined in the Farmout Agreement, each as amended, restated or modified from time to time as permitted hereby.

“Farmout Operating Agreement” means that certain Joint Operating Agreement dated October 18, 2019 by and between Australian Subsidiary and WESI, as amended, restated or modified from time to time as permitted hereby.

“Farmout Documents” means the Farmout Agreement, the Farmout Operating Agreement, the Farmout Deeds and each instrument or other agreement expressly contemplated by the Farmout Agreement or the Farmout Operating Agreement, each as amended, restated or modified from time to time as permitted hereby.

“Farmout Transaction” means the transactions contemplated by the Farmout Documents as in effect on the date of the Fourth Amendment, together with any amendments, restatements or modifications from time to time as permitted hereby.

“Fourth Amendment” means that certain Fourth Amendment to Securities Purchase Agreement and Amendment to Debentures dated as of October 18, 2019.

“WESI” means WESI PEL512 Pty Ltd.

(b) The definition of “Petroleum Exploration License” in Section 1.1 of the SPA is hereby amended and restated in its entirety to read as follows:

“Petroleum Exploration License” means and includes (a) that certain Petroleum Exploration License issued to Australian Subsidiary by the Energy Resource Division of the Department for Manufacturing, Innovation, Trade, Resources and Energy on October 26, 2012, otherwise referred to as PEL 512 (the “Existing License”) and (b) any replacement Petroleum Exploration License(s) issued to Australian Subsidiary, separating the Existing License into two (2) Petroleum Exploration Licenses covering, collectively, the PEL 512 Area.

(c) Section 3.1(m) of the SPA is hereby amended by (i) inserting immediately succeeding the reference therein to “except” the phrase “(i) pursuant to the transfers effected by the Farmout Deeds and (ii)” and (ii) inserting immediately succeeding the reference therein to “revocation or modification” the phrase “(other than a separation of the Existing License into two (2) Petroleum Exploration Licenses covering, collectively, the PEL 512 Area)”.

(d) Section 3.1(n) of the SPA is hereby amended by (i) inserting immediately succeeding the reference therein to “Disclosure Schedule” the phrase “or pursuant to the Farmout Deeds” and (ii) replacing “and” immediately preceding clause (ii) thereof with “,” and inserting immediately succeeding the reference therein to “subject to penalties” the phrase “and (iii) Liens granted to WESI by Australian Subsidiary in the Petroleum Exploration License and property associated therewith pursuant to the Farmout Documents”.

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3. Amendments to Debentures. Subject to the satisfaction of the conditions precedent set forth in Section 6, each of the Company, Original Purchaser and New Purchaser agree to amend the Debentures as follows:

(a) The definition of “Permitted Lien” in Section 1 of the Debentures is hereby amended by replacing “and” immediately preceding clause (f) thereof with “,” and inserting immediately succeeding the reference therein to “Permitted Indebtedness” the phrase “and (g) Liens granted to WESI by Australian Subsidiary in the Petroleum Exploration License and property associated therewith pursuant to the Farmout Documents”.

(b) The definition of “Petroleum Exploration License” in Section 1 of the Debentures is hereby amended and restated in its entirety to read as follows:

“Petroleum Exploration License” means and includes (a) that certain Petroleum Exploration License issued to Australian Subsidiary by the Energy Resource Division of the Department for Manufacturing, Innovation, Trade, Resources and Energy on October 26, 2012, otherwise referred to as PEL 512 (the “Existing License”) and (b) any replacement Petroleum Exploration License(s) issued to Australian Subsidiary, separating the Existing License into two (2) Petroleum Exploration Licenses covering, collectively, the PEL 512 Area.

(c) Section 7(k) of the Debentures is hereby amended by inserting the phrase “Except, in all cases under this Section 7(k), pursuant to the Farmout Deeds,” immediately preceding the reference therein to “sell, lease”.

(d) Section 8(a)(vi) of the Debentures is hereby amended by inserting the phrase “, except pursuant to the Farmout Deeds,” immediately succeeding the reference therein to “Control Transaction)”.

(e) Section 7 of the Debentures is hereby amended by inserting the following as a new clause (l) thereof and renumbering the existing clause (l) as clause “(n)”:

“l) amend or modify the Farmout Documents (including, without limitation, the final drafts thereof delivered on the closing date of the Fourth Amendment) in any manner material to the Noteholders, without the prior written consent of the Majority Holders.”

4. Waivers and Consents to the Subsidiary Guarantees. Subject to the satisfaction of the conditions precedent set forth in Section 6, pursuant to Sections 5.5 and 5.8 of the Subsidiary Guarantees, each Purchaser hereby (i) consents to the “Farmout Transaction” (as defined in the Financing Documents) upon the terms set forth in the Farmout Documents and (ii) acknowledges receipt of notice of the Farmout Transaction.

5. Reaffirmation of Security Documents. Except with respect to the Farmout Transactions, nothing contained herein or done pursuant hereto shall affect or be construed to affect the security interest, lien, charge or encumbrance heretofore granted and/or any guaranty provided by the Company and/or the Australian Subsidiary to the Purchasers (including to the Original Purchaser, in its capacity as agent), or the priority thereof over other liens and security interests, or to release or affect the liability of the Company and/or the Australian Subsidiary pursuant to the Security Documents. The Company and Australian Subsidiary hereby (a) reaffirm all of the Security Documents and all security interests, liens, charges, encumbrances or guaranties provided therein and (b) confirm that all such security interests, liens, charges, encumbrances or guaranties shall secure and guaranty the Company’s obligations under the additional Debentures purchased by Original Purchaser and New Purchaser pursuant to the SPA including this Amendment.

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6. Conditions Precedent. This Amendment and the agreements of the Parties hereunder are subject to the satisfaction of the following conditions precedent:

(a) Each Party shall have delivered an executed counterpart of its signature page to this Amendment to each other Party; and

(b) Purchasers shall have received a fully executed and effective copy of the Farmout Agreement, together with final drafts of the other Farmout Documents, all on terms and in form and substance satisfactory to Purchasers.

7. Representations and Warranties.

(a) As of the date of the effectiveness of this Amendment, and after giving effect to the amendments in Section 2 and Section 3, the Company hereby represents and warrants to New Purchaser and Original Purchaser that the representations and warranties of the Company and its Subsidiaries contained in the Agreement and in each other Transaction Document are true and correct on and as of such date (unless as of a specific date therein in which case they shall be accurate as of such date).

(b) As of the date of the effectiveness of this Amendment, New Purchaser hereby represents and warrants to the Company that the representations and warranties applicable to New Purchaser contained in the Agreement are true and correct on and as of such date.

8. Miscellaneous.

(a) Each of the Parties acknowledges and agrees that from and after the date of the effectiveness of this Amendment, (i) each reference in the SPA to “this Agreement”, “herein”, “hereof”, “hereunder” or other words of like import shall mean and be a reference to the Agreement and (ii) each reference in the Debentures to “this Debenture”, “herein”, “hereof”, “hereunder” or other words of like import shall mean and be a reference to such Debenture, as amended hereby. Each Debenture hereafter issued shall contain the amended provisions contained herein rather than those related provisions contained in any previously approved form of Debenture.

(b) This Amendment, the Agreement and the other Transaction Documents (as amended hereby), together with the exhibits and schedules thereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c) Sections 5.6 (Headings), 5.9 (Governing Law), 5.11 (Execution), 5.15 (Remedies), 5.18 (Independent Nature, etc.), 5.21 (Construction) and 5.22 (Waiver of Jury Trial) of the SPA are hereby incorporated into this Amendment, mutatis mutandis, as a part hereof for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized.

COMPANY:

DISCOVERY ENERGY CORP.

By:
Keith D. Spickelmier, Chairman

ORIGINAL PURCHASER:

DEC FUNDING LLC

By:
Steven Webster, Manager

NEW PURCHASER:

TEXICAN ENERGY CORPORATION

By:
Name:
Title:

For purposes of Sections 4 and 5 only:

DISCOVERY ENERGY SA PTY LTD

By:
Name:
Title:

Signature Page to Fourth Amendment to Securities Purchase Agreement

and Amendment to Debentures